UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Leafly Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Cherry Street PMB 88154
Seattle, Washington		98104-2205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 455-9504

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LFLY	The Nasdaq Stock Market LLC
Warrants	LFLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Leafly Holdings, Inc. (the “Company") with the Securities and Exchange Commission on November 9, 2023. Amendment No. 1 furnishes copies of the transcript of the Company's November 9, 2023 webcast and conference call and the slide presentation that accompanied the call.

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2023, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2023 (the“ "Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on November 9, 2023, the Company held an earnings webcast and conference call to discuss the Company's financial results. Copies of the transcript (the “Transcript”) and slide presentation that accompanied the call (the “Presentation”) are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

A recording of the webcast and the Presentation have also been posted on the Company’s website at https://investor.leafly.com/events-presentations/events/event-details/2023/Leafly-Third-Quarter-2023-Earnings-Call/default.aspx. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report on Form 8-K.

The information in this Item 2.02 and in the accompanying Exhibits 99.1, 99.2 and 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K and the Transcript and Presentation furnished herewith may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the services offered by the Company and the markets in which the Company operates, business strategies, performance metrics, industry environment, potential growth opportunities, the Company's projected future results and financial outlook, and expected savings from cost-cutting measures. These forward-looking statements generally are identified by forward-looking words such as “may,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “project,” “plan,” “will,” “could,” “would,” “potential,” “strategy,” “focus,” and “continue” or similar words. These forward-looking statements include all matters that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements, including but not limited to, the Company's inability to raise sufficient capital to execute its business plan; inability to continue to meet the continued listing requirements applicable to companies listed on the Nasdaq Capital Market; the size, demands and growth potential of the markets for the Company's products and services and the Company's ability to serve those markets; the impact of worldwide economic conditions, including the resulting effect on consumer spending at local cannabis retailers and the level of advertising spending by such retailers; the degree of market acceptance and adoption of the Company's products and services; and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2023, and in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in the other documents filed by the Company from time to time with the SEC.

The filings referenced in the paragraph above identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements, and the Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Use of Non-GAAP Financial Measures

The Press Release, Transcript and Presentation reference the non-GAAP financial measures EBITDA and adjusted EBITDA. Reconciliations of such non-GAAP financial measures to their most comparable GAAP measures is available in the Press Release and Presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 9, 2023
99.2*	Transcript of November 9, 2023 conference call
99.3*	November 9, 2023 conference call presentation
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leafly Holdings, Inc.

Date:	November 15, 2023	By:	/s/ Suresh Krishnaswamy
Suresh Krishnaswamy Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)